UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): June 21, 2004


                            HEALTHSOUTH Corporation
                            -----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

            1-10315                                     63-0860407
            -------                                     ----------
   (Commission File Number)                (IRS Employer Identification No.)


               One HEALTHSOUTH Parkway, Birmingham, Alabama 35243
           -----------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (205) 967-7116
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  Other Events and Required FD Disclosure.

         HEALTHSOUTH Corporation today issued a press release entitled:
"HEALTHSOUTH ANNOUNCES SUCCESS OF CONSENT SOLICITATIONS FOR ALL OUTSTANDING PUBLIC DEBT."

         A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

See Exhibit Index.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HEALTHSOUTH CORPORATION


                                     By: /s/ Gregory L. Doody
                                         -------------------------------
                                         Name:  Gregory L. Doody
                                         Title: Executive Vice President,
                                                General Counsel and Secretary


Dated: June 22, 2004

                                 Exhibit Index

Exhibit No.                       Description
-----------                       -----------

99                Press release of HEALTHSOUTH Corporation dated June 22, 2004.

                                                                   Exhibit 99
                                                                   ----------

News From
---------

                               [GRAPHIC OMITTED]

                                                        FOR IMMEDIATE RELEASE
                                                                June 22, 2004


           HEALTHSOUTH ANNOUNCES SUCCESS OF CONSENT SOLICITATIONS FOR
                          ALL OUTSTANDING PUBLIC DEBT

          Obtains Requisite Consents for 6.875% Senior Notes Due 2005
                        and 8.375% Senior Notes Due 2011

BIRMINGHAM, Ala. - HealthSouth Corp. (OTC Pink Sheets: HLSH) today announced that holders of more than a majority in principal amount of its 6.875% Senior Notes Due 2005 and 8.375% Senior Notes Due 2011 have delivered consents to approve proposed amendments to, and waivers under, the indenture governing such notes. The Company has now obtained the consents required to approve the amendments and waivers for all of its $2.6 billion in outstanding public debt.

"Today's announcement represents an important milestone for HealthSouth," said Jay Grinney, HealthSouth's President and Chief Executive Officer. "With this approval by our noteholders, we have accomplished another important part of our turnaround plan that will bring us into compliance on all of our public debt issues. We look forward to continuing our efforts to build a future of solid growth and profitability for the Company."

HealthSouth has delivered evidence of its receipt of the requisite consents to the trustee for these issues which has made these consents irrevocable. The Company expects to close on all of its outstanding consent solicitations immediately following their expiration at 11:59 p.m., New York City time, on June 23, 2004. HealthSouth emphasized that if the conditions to a consent solicitation are satisfied, any noteholders who do not deliver valid consents prior to the expiration date of such consent solicitation will not receive a consent fee.

On June 8, 2004, HealthSouth announced that it reached an agreement with its Unofficial Committee of Noteholders pursuant to which HealthSouth will pay (i) $30.00 per $1,000 principal amount of notes to holders of its 8.375% Senior Notes due 2011, 6.875% Senior Notes due 2005 and 7.375% Senior Notes due 2006;
(ii) $32.50 per $1,000 principal amount of notes to holders of its 7.000% Senior Notes due 2008; and (iii) $45.00 per $1,000 principal amount of notes to holders of its 7.625% Senior Notes due 2012. Each holder of notes who consents to the proposed amendments will also be waiving all alleged and potential defaults under the indentures arising out of events occurring on or prior to the effectiveness of the proposed amendments.

This news release is not a solicitation of consents with respect to any securities. The consent solicitations are being made only pursuant to the terms and conditions of the consent solicitation statements relating to each series of Notes and the accompanying documents. These documents can be obtained from Innisfree M&A Incorporated, the information agent, at 212-750-5833 (Banks and Brokers Call Collect) or 888-750-5834 (Noteholders Call Toll-Free). Questions regarding the solicitations should be directed to Credit Suisse First Boston, the solicitation agent, at 800-820-1653.

About HealthSouth

HealthSouth is the nation's largest provider of outpatient surgery, diagnostic imaging and rehabilitative healthcare services, with nearly 1,700 locations nationwide and abroad. HealthSouth can be found on the Web at www.healthsouth.com.

Statements contained in this press release which are not historical facts are forward-looking statements. In addition, HealthSouth, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates based upon current information, involve a number of risks and uncertainties and are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. HealthSouth's actual results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual results to differ materially from those estimated by HealthSouth include, but are not limited to: the investigations by the Department of Justice and the Securities Exchange Commission into HealthSouth's financial reporting and related activity; HealthSouth's statement that as a result of the investigations, the Company's previously filed financial statements should no longer be relied upon and may result in the Company restating its prior financial statements; the withdrawal by HealthSouth's former accountants of their audit reports on all of the Company's previously filed financial statements; the outcome of pending litigation relating to these matters; significant changes in HealthSouth's management team; HealthSouth's ability to successfully amend, restructure and/or renegotiate its existing indebtedness or cure or receive a waiver of alleged defaults under such agreements, the inability of which may result in HealthSouth filing a voluntary petition for bankruptcy; HealthSouth's ability to continue to operate in the ordinary course and manage its relationships with its creditors, including its lenders, bondholders, vendors and suppliers, employees and customers; changes, delays in or suspension of reimbursement for HealthSouth's services by governmental or private payors; changes in the regulation of the healthcare industry at either or both of the federal and state levels; changes to the implementation of the prospective payment system for inpatient rehabilitation services; competitive pressures in the healthcare industry and HealthSouth's response thereto; HealthSouth's ability to obtain and retain favorable arrangements with third-party payors; general conditions in the economy and capital markets; and other factors which may be identified from time to time in the Company's SEC filings and other public announcements.

                                      ###

           For more information contact Andy Brimmer at 205-410-2777.